PROSPECTUS
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

INVESTMENT STRATEGY
TAX-FREE INCOME

CLASS A, B & C
AUGUST 1, 1998  AS AMENDED JANUARY 21, 1999
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Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated August 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ........................................................     2

Financial Highlights ...................................................     4

How Does the Fund Invest Its Assets? ...................................     6

What Are the Risks of Investing in the Fund? ...........................    10

Who Manages the Fund? ..................................................    12

How Taxation Affects the Fund and Its Shareholders .....................    15

How Is the Fund Organized? .............................................    18

ABOUT YOUR ACCOUNT

How Do I Buy Shares? ...................................................    19

May I Exchange Shares for Shares of Another Fund? ......................    27

How Do I Sell Shares? ..................................................    30

What Distributions Might I Receive From the Fund? ......................    32

Transaction Procedures and Special Requirements ........................    34

Services to Help You Manage Your Account ...............................    38

What If I Have Questions About My Account? .............................    40

GLOSSARY

Useful Terms and Definitions ...........................................    41


FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
AUGUST 1, 1998 AS AMENDED JANUARY 21, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explainedin our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San MateoCA 94403-7777

1-800/DIAL BEN(R)

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended March 31, 1998. The fund's actual expenses may vary.

                                            CLASS A 1   CLASS B 2   CLASS C 1
-----------------------------------------------------------------------------

A.    SHAREHOLDER TRANSACTION EXPENSES 3

      Maximum Sales Charge
      (as a percentage of Offering Price)      4.25%      4.00%       1.99%
       Paid at time of purchase4               4.25%      None        1.00%
       Paid at redemption5                     None       4.00%       0.99%
      Exchange Fee (per transaction)6          None       None        None

B.    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      Management Fees                          0.45%      0.45%       0.45%
      Rule 12b-1 Fees7                         0.07%      0.65%       0.65%
      Other Expenses                           0.04%      0.04%       0.04%
                                             ------------------------------
      Total Fund Operating Expenses            0.56%      1.14%       1.14%
                                             ==============================

C.    EXAMPLE

      Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                 1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------

      CLASS A                      $480 8     $597        $724        $1,097

      CLASS B
       Assuming you sold your shares
       at the end of the period    $516       $662        $828        $1,224 9

       Assuming you stayed in
       the fund                    $116       $362        $628        $1,224 9

      CLASS C                      $313 10    $459        $721        $1,472

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended March 31, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. There is a $5 fee for exchanges by Market Timers.
7. These fees may not exceed 0.10% for Class A and 0.65% for Class B and C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
8. Assumes a Contingent Deferred Sales Charge will not apply.
9. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
10. For the same Class C investment, you would pay projected expenses of $215 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998. The Annual Report to Shareholders also in-cludes more information about the fund's performance. For a free copy, please call Fund Information.



                                                                            Class A
                      -------------------------------------------------------------------------------------------------------------
                       Six Months Ended                                Year Ended March 31
                      September 30, 1998
                          (unaudited) 1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                      -------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning
 of year                    $7.35     $7.09    $7.18    $7.11    $7.12    $7.36    $7.07    $6.92    $6.89    $6.80    $6.73
                      -------------------------------------------------------------------------------------------------------------

Income from investment operations:
 Net investment income        .20       .42      .43      .44      .45      .46      .48      .49      .50      .51      .51
 Net realized and unrealized
 gains (losses)               .14       .27     (.04)     .07     (.02)    (.23)     .29      .15      .04      .10      .08
                      -------------------------------------------------------------------------------------------------------------
Total from investment
operations                    .34      .69       .39      .51      .43      .23      .77      .64      .54      .61      .59
                      -------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income       (.20)     (.42)    (.43)    (.44)    (.44)    (.45)    (.48)    (.49)    (.51)    (.52)     (.52)
 Net realized gains          (.01)     (.01)    (.05)    -        -        (.02)       -        -        -        -        -
                      -------------------------------------------------------------------------------------------------------------
Total distributions          (.21)     (.43)    (.48)    (.44)    (.44)    (.47)    (.48)    (.49)    (.51)    (.52)     (.52)
                      -------------------------------------------------------------------------------------------------------------
Net asset value, end of
year                        $7.48     $7.35    $7.09    $7.18    $7.11    $7.12    $7.36    $7.07    $6.92    $6.89    $6.80
                      =============================================================================================================
Total return*                4.66%    10.10%    5.67%    7.40%    6.37%    2.88%   10.95%    9.32%    7.76%    8.83%    8.67%

Ratios/supplemental data

Net assets, end of year
 (millions)                 $15,558  $14,767  $13,634  $13,313  $12,923  $13,345  $13,541  $12,304  $11,466  $10,525  $8,769

Ratio to average net assets:
 Expenses                     .56%**    .56%     .56%     .55%     .55%     .49%     .49%     .49%     .48%     .49%     .49%
 Net investment income       5.36%**   5.71%    6.07%    6.14%    6.36%    6.19%    6.61%    6.93%    7.22%    7.29%    7.53%

Portfolio turnover rate     13.93%    17.29%   11.96%   19.24%   14.07%   18.12%   15.63%   16.13%   15.83%   11.09%   32.95%

                                                                                         Class C
                                                              -------------------------------------------------------
                                                                Six Months Ended         Year Ended March 31
                                                               September 30, 1998
                                                                   (unaudited)     1998         1997         1996+
                                                              -------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................                 $7.35         $7.09        $7.18       $7.09
                                                              -------------------------------------------------------
Income from investment operations:
 Net investment income .............................                   .18           .38          .39         .38
 Net realized and unrealized gains (losses) ........                   .14           .27         (.04)        .08
                                                              -------------------------------------------------------
Total from investment operations ...................                   .32           .65          .35         .46
                                                              -------------------------------------------------------
Less distributions from:
 Net investment income .............................                  (.18)         (.38)        (.39)       (.37)
 Net realized gains ................................                  (.01)         (.01)        (.05)       -
                                                              -------------------------------------------------------
Total distributions ................................                  (.19)         (.39)        (.44)       (.37)
                                                              -------------------------------------------------------
Net asset value, end of year .......................                 $7.48         $7.35        $7.09       $7.18
                                                              =======================================================
Total return* ......................................                  4.37%         9.49%        5.06%       6.62%

Ratios/supplemental data

Net assets, end of year (000's) ....................                $386,548     $295,976     $138,509     $47,685

Ratio to average net assets:
 Expenses ..........................................                  1.14%**       1.14%        1.14%       1.14%**
 Net investment income .............................                  4.78%**       5.13%        5.47%       5.55%**

Portfolio turnover rate ............................                 13.93%        17.29%       11.96%      19.24%


*Total return does not reflect sales commissions or the Contingent Deferred
Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
+For the period May 1, 1995 (effective date) to March 31, 1996.

HOW DOES THE FUND INVEST ITS ASSETS?

A QUICK LOOK AT THE FUND

GOAL: High current tax-free income for California residents.

STRATEGY: Invests in investment grade municipal securities whose interest is free from federal and California personal income taxes.

WHAT IS THE MANAGER'S APPROACH?

The manager tries to select securities that it believes will provide the best balance between risk and return within the fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer, when selecting securities for the fund.

To provide tax-free income to shareholders, the manager typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains. The manager may sell a security at any time, however, when the manager believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. The fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and California personal income taxes.

The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUND IN MORE DETAIL

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval.

The fund also tries to provide a maximum level of income that is free from California personal income taxes for California residents, although this policy is not a fundamental investment goal of the fund.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S.
territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the fund meet its investment goal because they generally pay interest free from federal income tax. Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions ("California municipal securities"), as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, also generally pay interest free from California personal income taxes for California residents.

The fund normally invests:

o at least 80% of its total assets in securities that pay interest free from regular federal income taxes (this policy is fundamental);

o at least 80% of its total assets in securities that pay interest free from the federal alternative minimum tax;

o at least 65% of its total assets in securities that pay interest free from California personal income taxes, although the fund tries to invest all of its assets in these securities; and

    at least 65% of its total assets in California municipal securities.

While the fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that the fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that the fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while
Moody's uses Aaa, Aa, A and Baa. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

o The fund only buys investment grade securities or unrated securities that the manager believes are comparable.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

o The fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers the fund's income when interest rates fall. Of course, the fund's income from its variable rate investments may also increase if interest rates rise.

o The fund may invest in investment grade variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty.
If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

o The fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the manager believes unusual or adverse economic, market or other conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under these circumstances, the fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than California, or by a U.S. territory such as Guam, Puerto Rico or the Mariana
Islands; (ii) high quality commercial paper and obligations of U.S. banks
(including commercial banks and savings and loan associations) with assets of $1 billion or more; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government, including indirect U.S. government securities such as mortgage-backed securities issued or guaranteed by the Government National Mortgage Association or the Federal National Mortgage
Association, and repurchase agreements collateralized by U.S. government securities. To the extent the fund's defensive investments are limited, an investment in the fund may be more risky than an investment in a similar fund that has more flexibility during defensive situations.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. A fund can be either diversified or non-diversified. A non-diversified fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The fund is a diversified fund. The fund may, however, invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its
Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Like all investments, an investment in the fund involves risks. The risks of the fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in the fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that the fund will meet its investment goal. The fund's share price, and the value of your investment, may change.
Generally, when the value of the fund's investments go down, so does the fund's share price. Similarly, when the value of the fund's investments go up, so does the fund's share price. Since the value of the fund's shares can go up or down, it is possible to lose money by investing in the fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that the fund's income will decrease due to falling interest rates. Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. At any time, the fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

CALIFORNIA RISKS. Since the fund invests heavily in California municipal securities, events in California are likely to affect the fund's investments and its performance. These events may include:

o economic or political policy changes;

o tax base erosion;

o state constitutional limits on tax increases;

o budget deficits and other financial difficulties; and

o changes in the ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. In recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California are unpredictable and can change at any time.

U.S. TERRITORIES RISKS. The fund may invest up to 35% of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with California municipal securities, events in any of these territories where the fund invests may affect the fund's investments and its performance.

FOR MORE INFORMATION ABOUT THE FUND'S RISKS. The fund's SAI also has information about the fund's investment policies and their risks, including specific information on California's economy and financial strength. Please see "How Does the Fund Invest Its Assets?" and "What Are the Risks of
Investing in the Fund?" in the SAI.

YEAR 2000. When evaluating current and potential portfolio positions, Year
2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations.
The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $222 billion in assets, including more than $50 billion in the municipal securities market. Please see "Investment Management and Other Services" and
"Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Mr. Kenny since 1987, Mr. Schroer since 1987, and Mr.
Wiley since 1991.

Thomas Kenny
Executive Vice President of Franklin Advisers, Inc.

Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a
Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in
1986. He is a member of several securities industry-related committees and associations.

Bernard Schroer
Vice President of Franklin Advisers, Inc.

Mr. Schroer holds a Bachelor of Arts degree in Finance from Santa Clara
University. He has been with the Franklin Templeton Group since 1987. He is a member of several securities industry-related committees and associations.

John Wiley
Portfolio Manager of Franklin Advisers, Inc.

Mr. Wiley holds a Masters of Business Administration degree in Finance from Saint Mary's College and a Bachelor of Science degree from the University of California at Berkeley. He joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended March 31, 1998, management fees totaling 0.45% of the average net assets of the fund were paid to the manager. Total expenses, including fees paid to the manager, were 0.56% for Class A and 1.14% for Class C.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin
Templeton Group of Funds, when selecting a broker or dealer. Please see "How
Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended March 31, 1998, administration fees totaling 0.08% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links.
Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

THE RULE 12B-1 PLANS

Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities
Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class B plan, the fund pays Distributors up to 0.50% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay
Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

Under the Class C plan, the fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay
Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The
Fund's Underwriter" in the SAI.


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HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS
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ON AUGUST 5, 1997, PRESIDENT CLINTON        HOW DOES THE FUND
SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF  EARN INCOME AND GAINS?
1997 (THE "1997 ACT"). THIS NEW LAW MAKES
SWEEPING CHANGES TO THE CODE. BECAUSE MANY  The fund earns interest and other income
OF THESE CHANGES ARE COMPLEX, THEY ARE      (the fund's "income") on its investments.
DISCUSSED IN THE SAI.                       When the fund sells a security for a
                                            price that is higher than it paid, it has
TAXATION OF THE FUND'S INVESTMENTS. The     a gain. When the fund sells a security
fund invests your money in the municipal    for a price that is lower than it paid,
and other securities described in the       it has a loss. If the fund has held the
section "How Does the Fund Invest Its       security for more than one year, the gain
Assets?" Special tax rules may apply when   or loss will be a long-term capital gain
determining the income and gains that the   or loss. If the fund has held the
fund earns on its investments. These rules  security for one year or less, the gain
may, in turn, affect the amount of          or loss will be a short-term capital gain
distributions that the fund pays to you.    or loss. The fund's gains and losses are
These special tax rules are discussed in    netted together, and, if the fund has a
the SAI.                                    net gain (the fund's "gains"), that gain
                                            will generally be distributed to you.
TAXATION OF THE FUND. As a regulated
investment company, the fund generally
pays no federal income tax on the income
and gains that it distributes to you.
                                            -------------------------------------------

TAXATION OF SHAREHOLDERS

                                            -------------------------------------------
DISTRIBUTIONS. Distributions made to you    WHAT IS A DISTRIBUTION?
from interest income on municipal
securities will be exempt from the regular  As a shareholder, you will receive your
federal income tax. Distributions made to   share of the fund's income and gains on
you from other income on temporary          its investments. The fund's interest
investments, short-term capital gains, or   income on municipal securities is paid to
ordinary income from the sale of market     you as exempt-interest dividends. The
discount bonds will be taxable to you as    fund's ordinary income and short-term
ordinary dividends, whether you receive     capital gains are paid to you as ordinary
them in cash or in additional shares.       dividends. The fund's long-term capital
Distributions made to you from interest on  gains are paid to you as capital gain
certain private activity bonds, while       distributions. If the fund pays you an
still exempt from the regular federal       amount in excess of its income and gains,
income tax, are a preference item when      this excess will generally be treated as
determining your alternative minimum tax.   a non-taxable distribution. These
The fund will send you a statement in       amounts, taken together, are what we call
January of the current year that reflects   the fund's distributions to you.
the amount of exempt-interest dividends,
ordinary dividends, capital gain
distributions, interest income that is a
tax preference item under the alternative
minimum tax and non-taxable distributions
you received from the fund in the prior
year. This statement will include
distributions declared in December and
paid to you in January of the current
year, but which are taxable as if paid on
December 31 of the prior year. The IRS
requires you to report these amounts on
your income tax return for the prior year.
The fund's statement for the prior year
will tell you how much of your capital
gain distribution represents 28% rate
gain. The remainder of the capital gain
distribution represents 20% rate gain.
                                            -------------------------------------------
DIVIDENDS-RECEIVED DEDUCTION. It is         WHAT IS A REDEMPTION?
anticipated that no portion of the fund's
distributions will qualify for the          A redemption is a sale by you to the fund
corporate dividends-received deduction.     of some or all of your shares in the
                                            fund. The price per share you receive
REDEMPTIONS AND EXCHANGES. If you redeem    when you redeem fund shares may be more
your shares or if you exchange your shares  or less than the price at which you in the fund for shares in another Franklin  purchased those shares. An exchange of
Templeton Fund, you will generally have a   shares in the fund for shares of another
gain or loss that the IRS requires you to   Franklin Templeton Fund is treated as a
report on your income tax return. If you    redemption of fund shares and then a
exchange fund shares held for 90 days or    purchase of shares of the other fund.
less and pay no sales charge, or a reduced  When you redeem or exchange your shares, sales charge, for the new shares, all or a  you will generally have a gain or loss,
portion of the sales charge you paid on     depending upon whether the amount you
the purchase of the shares you exchanged    receive for your shares is more or less
is not included in their cost for purposes  than your cost or other basis in the of computing gain or loss on the exchange.  shares.
If you hold your shares for six months or
less, any loss you have will be disallowed
to the extent of any exempt-interest
dividends paid on your shares. Any such
loss not disallowed will be treated as a
long-term capital loss to the extent of
any long-term capital gain distributions
paid on your shares. All or a portion of
any loss on the redemption or exchange of
your shares will be disallowed by the IRS
if you buy other shares in the fund within
30 days before or after your redemption or
exchange.
                                            -------------------------------------------

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CALIFORNIA STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on California municipal securities will generally be exempt from California state personal income taxes. Dividends paid from interest earned on qualifying U.S.
territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also be exempt from California state personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment. Dividends paid by the fund from interest earned on obligations exempt from tax in California will generally be fully taxable to corporate shareholders who are subject to the California franchise tax. The fund will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S.
income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

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BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP
account, IRS regulations require that you   WITHHOLDING?
provide your taxpayer identification
number ("TIN"), certify that it is          Backup withholding occurs when the fund
correct, and certify that you are not       is required to withhold and pay over to
subject to backup withholding under IRS     the IRS 31% of your distributions and
rules. If you fail to provide a correct     redemption proceeds. You can avoid backup
TIN or the proper tax certifications, the   withholding by providing the fund with
IRS requires the fund to withhold 31% of    your TIN, and by completing the tax
all the distributions (including ordinary   certifications on your shareholder
dividends and capital gain distributions),  application that you were asked to sign
and redemption proceeds paid to you. The    when you opened your account. However, if
fund is also required to begin backup       the IRS instructs the fund to begin
withholding on your account if the IRS      backup withholding, it is required to do
instructs the fund to do so. The fund       so even if you provided the fund with
reserves the right not to open your         your TIN and these tax certifications,
account, or, alternatively, to redeem your  and backup withholding will remain in
shares at the current Net Asset Value,      place until the fund is instructed by the
less any taxes withheld, if you fail to     IRS that it is no longer required.
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.
                                            -------------------------------------------


THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.

HOW IS THE FUND ORGANIZED?

The fund is an open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 28, 1977, and is registered with the SEC. The fund offers three classes of shares:
Franklin California Tax-Free Income Fund - Class A, Franklin California Tax-Free Income Fund - Class B and Franklin California Tax-Free Income Fund - Class C. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or when requested in writing by shareholders holding at least 25% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

    o To open a regular account ..................................     $1,000

    o To open a custodial account for a minor (an UGMA/UTMA account)
    $ 100

    o To open an account with an automatic investment plan .......      $  50

    o To add to an account .......................................      $  50

    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL                 For an initial investment:

                           Return the application to the fund with your check made payable to the fund.

                        For additional investments:

                           Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE                 1.  Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. For an initial investment you must also return your signed account application to the fund.

                        IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

CLASS A*                   CLASS B*                   CLASS C*
--------------------------------------------------------------------------------
o  Front-end sales         o  No front-end sales      o  Front-end sales
   charge of 4.25% or less    charge                     charge of 1%

o  Contingent Deferred     o  Contingent Deferred     o  Contingent Deferred
   Sales Charge of 1% on      Sales Charge of 4% or      Sales Charge of 1% on
   purchases of $1            less on shares you         shares you sell
   million or more sold       sell within six years      within 18 months
   within one year

o  Lower annual expenses   o  Higher annual           o  Higher annual
   than Class B or C due      expenses than Class A      expenses than Class A
   to lower Rule 12b-1        (same as Class C) due      (same as Class B) due
   fees                       to higher Rule 12b-1       to higher Rule 12b-1
                              fees. Automatic            fees. No conversion
                              conversion to Class A      to Class A shares, so
                              shares after eight         annual expenses do
                              years, reducing future     not decrease.
                              annual expenses.

o  No maximum purchase     o  Maximum purchase        o  Maximum purchase
   amount                     amount of $249,999.We      amount of $999,999.
                              invest any investment      We invest any
                              of $250,000 or more in     investment of $1
                              Class A shares, since      million or more in
                              a reduced front-end        Class A shares, since
                              sales charge is            there is no front-end
                              available and Class        sales charge and
                              A's annual expenses        Class A's annual
                              are lower.                 expenses are lower.


*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999.

PURCHASE PRICE OF FUND SHARES

For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.

                                       TOTAL SALES CHARGE      AMOUNT PAID
                                       AS A PERCENTAGE OF     TO DEALER AS A
AMOUNT OF PURCHASE                 OFFERING       NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                    PRICE         INVESTED   OFFERING PRICE
------------------------------------------------------------------------------

CLASS A
Under $100,000 ...............        4.25%          4.44%      4.00%
$100,000 but less than $250,000       3.50%          3.63%      3.25%
$250,000 but less than $500,000       2.50%          2.56%      2.25%
$500,000 but less than $1,000,000     2.00%          2.04%      1.85%
$1,000,000 or more* ..........        None           None       None

CLASS B* .....................        None           None       None

CLASS C
Under $1,000,000* ............        1.00%          1.01%      1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you do not include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

      If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

      Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

      This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

 3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.    Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

2.  Class B purchases - up to 3% of the amount invested.

3.  Class C purchases - up to 1% of the purchase price.

4. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 3 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                            shares you want to exchange

------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        - If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. also may exchange their Class Z shares for Class A shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL                 1.  Send us signed written instructions. If you would
                            like your redemption proceeds wired to a bank account, your instructions should include:

                            o The name, address and telephone number of the bank where you want the proceeds sent

                            o  Your bank account number

                            o  The Federal Reserve ABA routing number

                            o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the shares you are selling

                        3.  Provide a signature guarantee if required

                        4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by phone within the last 15 days

                        - If you do not want the ability to redeem by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                              THIS % IS DEDUCTED
IF YOU SELL YOUR CLASS B      FROM YOUR PROCEEDS AS A
SHARES WITHIN THIS MANY       CONTINGENT DEFERRED
YEARS AFTER BUYING THEM       SALES CHARGE

1 Year .................       4
2 Years ................       4
3 Years ................       3
4 Years ................       3
5 Years ................       2
6 Years ................       1
7 Years.................       0

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The fund intends to pay a dividend at least monthly, on or about the 15th of the month representing its net investment income. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution. If you invest in the fund shortly before the fund deducts a capital gain distribution from its Net Asset Value, you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)  You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)  We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------
CORPORATION             Corporate Resolution

------------------------------------------------------------------------------
PARTNERSHIP             1.  The pages from the partnership agreement that
                            identify the general partners, or

                        2.  A certification for a partnership agreement

------------------------------------------------------------------------------
TRUST                   1.  The pages from the trust document that identify
                            the trustees, or

                        2.  A certification for trust

------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code number is 112 for Class A, 312 for Class B and 212 for Class C.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                       HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME         TELEPHONE NO.  (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------

Shareholder Services    1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)      6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services 1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services  1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A," "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FRANKLIN TEMPLETON GROUP OF FUNDS

Literature Request ~ Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

Global Growth

Franklin Global Health Care Fund

Mutual Discovery Fund

Templeton Developing Markets Trust

Templeton Foreign Fund

Templeton Foreign Smaller Companies Fund

Templeton Global  Infrastructure Fund

Templeton Global  Opportunities Trust

Templeton Global Real Estate Fund

Templeton Global Smaller Companies Fund

Templeton Greater European Fund

Templeton Growth Fund

Templeton Latin America Fund

Templeton Pacific Growth Fund

Templeton World Fund

Global Growth and Income

Franklin Global Utilities Fund

Mutual European Fund

Templeton Global Bond Fund

Templeton Growth and Income Fund

Global Income

Franklin Global Government Income Fund

Franklin Templeton Global Currency Fund

Franklin Templeton Hard Currency Fund

Templeton Americas Government Securities Fund

Growth

Franklin Biotechnology  Discovery Fund

Franklin Blue Chip Fund

Franklin California Growth Fund

Franklin DynaTech Fund

Franklin Equity Fund

Franklin Gold Fund

Franklin Growth Fund

Franklin MidCap Growth Fund

Franklin Small Cap Growth Fund

Growth and Income

Franklin Asset Allocation Fund

Franklin Balance Sheet  Investment Fund*

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Income Fund

Franklin MicroCap Value Fund*

Franklin Natural Resources Fund

Franklin Real Estate Securities Fund

Franklin Rising Dividends Fund

Franklin Strategic Income Fund

Franklin Utilities Fund

Franklin Value Fund

Mutual Beacon Fund

Mutual Financial Services Fund

Mutual Qualified Fund

Mutual Shares Fund

Fund Allocator Series

Franklin Templeton Conservative Target Fund

Franklin Templeton Moderate Target Fund

Franklin Templeton Growth Target Fund

Income

Franklin Adjustable Rate Securities Fund

Franklin Adjustable U.S. Government Securities Fund

Franklin's AGE High Income Fund

Franklin Bond Fund

Franklin Floating Rate Trust

Franklin Investment Grade Income Fund

Franklin Short-Intermediate U.S. Government Securities Fund

Franklin U.S. Government Securities Fund

Franklin Money Fund

Franklin Federal Money Fund

Franklin Funds SeekingTax-Free Income

Federal Intermediate-Term Tax-Free Income Fund

Federal Tax-Free Income Fund

High Yield Tax-Free Income Fund

Insured Tax-Free Income Fund

Puerto Rico Tax-Free Income Fund

Tax-Exempt Money Fund

Franklin State-Specific Funds Seeking Tax-Free Income

Alabama Arizona**Arkansas***California**Colorado Connecticut Florida**Georgia Hawaii***Indiana Kentucky Louisiana Maryland
Massachusetts+Michigan**Minnesota+Missouri New Jersey New York**North Carolina Ohio+Oregon Pennsylvania Tennessee***TexasVirginia Washington***

Variable Annuities++

Franklin Valuemark(R)

Franklin Templeton Valuemark Income Plus (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

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